Supplement Dated December 28, 2000 to the
Quant Funds Prospectus Dated August 1, 2000


Effective January 2, 2000 the section of the Prospectus entitled How To Invest under the heading Classes of Shares with the subheading Ordinary Shares on page 11 is replaced by the following text as the first sentence:

     The minimum initial investment is $500.00 per fund for investments made on-line though the Quant Funds website at http://www.quantfunds.com/.